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                                                                 EXHIBIT 10.1(a)

                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION

                           1997 STOCK INCENTIVE PLAN


                                AMENDMENT NO. 1

           WHEREAS it is in the best interest of this Corporation and its stockholders that this Corporation's 1997 Stock Incentive Plan (the "Plan") be amended to increase the number of share of Corporation common stock, $0.01 par value per share (the "Stock"), available for issuance under the Plan;

           NOW, THEREFORE, BE IT:

           RESOLVED that the first sentence of section 4 of the Plan, under the heading "STOCK SUBJECT TO THE PLAN," be amended in its entirety to read:
"Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 750,000."

                                     ****

           This Amendment was adopted by the stockholders of the Corporation effective May 15, 1998.


                                       /s/ Jeffrey Peterson
                                       -----------------------------------
                                       Jeffrey Peterson
                                       Vice Chairman and Executive Vice
                                       President